Exhibit 32.2
Certification of Principal Financial Officer
Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)
     In connection with the Quarterly Report on Form 10-Q for the quarter ended September 30, 2008 (the “Report”) of Transforma Acquisition Group Inc. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Jon Lambert, Treasurer and Secretary of the Registrant, hereby certify, to the best of my knowledge:
     1. The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and
     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 7, 2008
/s/ Jon Lambert Name: Jon Lambert
Title: Treasurer and Secretary
(principal financial officer)